Share capital and reserves	6 Months Ended
Jun. 30, 2018
Share capital and reserves
Share capital and reserves

8.Share capital and reserves

On March 8, 2018, the Company closed a follow-on public offering of 3,916,474 ordinary shares sold by existing shareholders, at a price to the public of $48.60 per share. The Company did not receive any proceeds from the sale of these ordinary shares. The offering expenses incurred by the Company were $0.3 million and are recorded as general and administrative expenses.

At June 30, 2018, there were 29,881,309 ordinary shares outstanding, each with a nominal value of €0.08.

Between January 1, 2018 and June 30, 2018, the Company's board of directors acknowledged increases in share capital as a result of the issuance of 398,638 ordinary shares, upon the exercise of share options, employee warrants (BSPCE) and warrants (BSA) classified as share-based payments, representing a total amount of €3.7 million.

Other reserves

In 2017 and for the six months ended June 30, 2018, the Company’s board of directors, acting upon delegation of the shareholders' meeting held on June 1, 2016 and upon the delegation of the shareholders’ meeting held on June 6, 2017, granted restricted stock units or free shares (actions gratuites, under French law), to employees and officers of the Group. The Company created a specific restricted reserve account in connection with the issuance of granted restricted stock units or free shares equal to €97,461 at June 30, 2018. Upon vesting of each of the restricted stock units or frees share pursuant to the 2016 Free Share Plan, a new share of the Company will be issued to the relevant beneficiary and, simultaneously, an amount equal to €0.08 euro will be withdrawn from the above reserve to increase the share capital of the Company.